SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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







                       PREMIER COMMUNITY BANKSHARES, INC.







Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Premier Community Bankshares, Inc. (the "Company") to be held on Tuesday, May 1, 2001 at 7:00 p.m. at the Ramada Inn located at 1130 Motel Drive, Woodstock, Virginia. At the Annual Meeting, you will be asked to elect two directors for terms of three years each and to ratify the appointment of independent auditors for the Company for 2001. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope that you will participate in the Annual Meeting, either in person or by proxy.

                                   Sincerely,


            /s/ John K. Stephens           /s/ Donald L. Unger

            John K. Stephens               Donald L. Unger
            Chairman                       President and Chief Executive Officer




March 26, 2001

                       PREMIER COMMUNITY BANKSHARES, INC.
                                4095 Valley Pike
                           Winchester, Virginia 22602



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders (the "Annual Meeting") of Premier Community Bankshares, Inc. (the "Company") will be held on Tuesday, May 1, 2001 at 7:00 p.m. at the Ramada Inn located at 1130 Motel Drive, Woodstock, Virginia, for the following purposes:

         1. To elect two directors to serve for terms of three years each expiring at the 2004 annual meeting of shareholders;

         2. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

         3. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of record of shares of Common Stock at the close of business on March 14, 2001, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                              By Order of the Board of Directors

                                              /s/ Joseph W. Hollis

                                              Joseph W. Hollis
                                              Secretary


March 26, 2001

                       PREMIER COMMUNITY BANKSHARES, INC.
                                4095 Valley Pike
                           Winchester, Virginia 22602


                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $1.00 per share ("Common Stock"), of Premier Community Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 1, 2001 at 7:00 p.m. at the Ramada Inn located at 1130 Motel Drive, Woodstock, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 26, 2001 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 14, 2001, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,546,695 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors consists of eight members, two of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2004. Six other directors are serving terms that end in either 2002 or 2003, as indicated below.

         On November 20, 2000, the Company acquired all of the issued and outstanding capital stock of Rockingham Heritage Bank ("Rockingham") through a merger with Rockingham at the subsidiary bank level (the "Merger"). As a result of the Merger, Rockingham became a wholly owned subsidiary of the Company. In addition, the size of the Company's Board of Directors was reduced from 11 to eight members, and four of the former directors of Rockingham became directors of the Company.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the two nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or both nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each director's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors or its predecessor.

               Nominees for Election For Terms that Expire in 2004

         Walter H. Aikens, 51, has served as a director of the Company and of The Marathon Bank ("Marathon") since 1998. He is President of H & W Construction Co., Inc. and President of Aikens Corporation, and develops real estate for rental property.

         Paul R. Yoder, Jr., 59, has served as a director of the Company since 2000 and as a director of Rockingham since 1989. He is a physician and surgeon and is a partner in the professional firm of Rockingham Eye Physicians, P.C.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                 Incumbent Directors Whose Terms Expire in 2002

         Clifton L. Good, 63, has served as a director of the Company since 1989 and as a director of Marathon since 1987. He is President of Clifton L. Good Realty, Incorporated, in Front Royal, Virginia.

         Joseph W. Hollis, 47, has served as a director of the Company since 1989 and as a director of Marathon since 1987. He is President of B. J. Sager (beer distributor) in Winchester, Virginia. He has been Secretary of the Company since 2000.

         Wayne B. Ruck, 61, has served as a director of the Company since 2000 and as a director of Rockingham since 1996. He is co-founder and co-owner of Packaging Services, Inc. of Weyers Cave, Virginia, and seven other packaging-related companies in the Mid-Atlantic region.

                 Incumbent Directors Whose Terms Expire in 2003

         Stephen T. Heitz, 47, has served as a director of the Company since 2000 and as a director of Rockingham since 1989. He is an attorney and partner in the firm of Litten and Sipe, L.L.P. in Harrisonburg, Virginia. He has been Assistant Secretary/Treasurer of the Company since 2000.

         John K. Stephens, 58, has been Chairman of the Company since 2000 and President and Chief Executive Officer of Rockingham since 1994. From 1990 to 1998, he served as Vice Chairman of the Board of Rockingham. Mr. Stephens was elected Chairman of the Board of Rockingham in 1998.

         Donald L. Unger, 59, has been President and Chief Executive Officer of the Company and of Marathon since 1992. He has served as a director of Marathon since 1993. Mr. Unger was elected Chairman of Marathon in May 2000.

Executive Officers

         John K. Stephens serves as Chairman of the Board of the Company, and Donald L. Unger serves as President and Chief Executive Officer. Additional information with respect to these individuals is set forth above.

Security Ownership of Management

         The following table sets forth, as of March 9, 2001, certain information with respect to the beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                                  Number              Percent
                                              of Shares (1)         of Class (%)
                                              -------------         ------------

Walter H. Aikens                                  20,064                 .44
Clifton L. Good                                   65,943                1.45
Stephen T. Heitz                                  18,618                 .41
Joseph W. Hollis                                  66,701                1.46
Wayne B. Ruck                                    139,949                3.08
John K. Stephens                                  98,331                2.15
Donald L. Unger                                   24,223                 .53
Paul R. Yoder, Jr., M.D.                          50,604                1.11

All directors and executive officers
 as a group (8 persons)                          484,433               10.49
_______________
(1) Amounts disclosed include shares of Common Stock that certain directors have the right to acquire upon the exercise of stock options exercisable within 60 days, as follows: Mr. Good, 5,000; Mr. Heitz, 10,559; Mr. Hollis, 8,000; Mr. Stephens, 28,803; and Mr. Unger, 17,500.


Security Ownership of Certain Beneficial Owners

         As of March 9, 2001, there are no persons known to the Company that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

         There were 17 meetings of the Board of Directors in 2000. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member during the period in 2000 for which he was a director.

         Following the Merger, the Company created an Audit Committee and a Compensation Committee. These committees had previously existed at the subsidiary bank level. The Company does not have a standing nominating committee.

         The Company's Audit Committee currently includes Joseph W. Hollis, Chairman, Clifton L. Good and Stephen T. Heitz. The Audit Committee recommends to the Board of Directors the appointment of a firm to serve as independent auditors, subject to ratification by the Board of Directors and the shareholders at the Annual Meeting. In 2000, there were no meetings of the Company's Audit Committee, nine meetings of Marathon's audit committee and one meeting of Rockingham's audit committee.

         The Company's Compensation Committee currently includes Wayne B. Ruck, Chairman, Walter H. Aikens and Paul R. Yoder, Jr. The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. In 2000, there were no meetings of the Company's Compensation Committee, three meetings of Marathon's compensation committee and one meeting of Rockingham's compensation committee.

Director Compensation

         Each director of the Company is paid an annual retainer fee of $2,000 and directors' fees for meetings attended as follows:

                    Board of Directors Meetings                  $  500
                    Audit and Compensation Committee Meetings    $  200

         John K. Stephens, Chairman of the Company following the Merger in November 2000, did not receive any compensation with respect to his service as a director in 2000.

Executive Officer Compensation

         The following table presents information concerning the compensation of Messrs. Unger and Stephens. This table presents compensation for services rendered in all capacities to the Company and its subsidiaries by Mr. Stephens and by Mr. Unger in 2000, 1999 and 1998.

                           Summary Compensation Table

                                                                                Long Term
                                                Annual Compensation            Compensation
                                                -------------------            ------------
                                                               Other Annual     Securities
                                                                 Compen-        Underlying          All Other
Name                           Year     Salary      Bonus       sation ($)      Options (#)      Compensation (1)
----                           ----     ------      -----       ----------      -----------      ----------------
John K. Stephens               2000     $135,555    $30,750         *              --                $18,192
Chairman                       1999      125,445     27,400         *             21,279 (2)          14,921
                               1998      115,915     23,500         *              1,306              13,748

Donald L. Unger                2000      130,000      8,050         *              --                 20,301
President and Chief            1999      122,000      8,050         *              --                 18,560
Executive Officer              1998      115,000      8,050         *              --                 16,200

_______________________
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for all officers named in the table.

(1) For Mr. Unger, amounts represent (i) contributions to Marathon's 401(k) Plan and to Marathon's Excess Benefit Plan on behalf of Mr. Unger pursuant to Mr. Unger's employment agreement and (ii) the payment of directors' fees by the Company. For Mr. Stephens, amounts represent contributions to the Rockingham Heritage Bank Employee Retirement Plan and the Rockingham Heritage Bank Money Purchase Plan on behalf of Mr. Stephens.
(2) On July 11, 2000, Rockingham rescinded the options to purchase shares of Rockingham's common stock that were granted to Mr. Stephens in 1999. The amounts presented in the table have been adjusted to reflect shares of Common Stock.

Stock Options

         The Company and its predecessors did not grant any stock options to Messrs. Stephens or Unger during the year ended December 31, 2000. The following table sets forth information with respect to exercised and unexercised options held by Messrs. Stephens and Unger as of December 31, 2000. No stock options were exercised by Messrs. Stephens or Unger in 2000.

                          Fiscal Year End Option Values

                                         Number of Securities Underlying             Value of Unexercised
                                              Unexercised Options at                In-The-Money Options at
                                              December 31, 2000 (#)                 December 31, 2000 ($)(1)
                                              ---------------------                 ------------------------

Name                                    Exercisable        Unexercisable        Exercisable       Unexercisable
----                                    -----------        -------------        -----------       -------------
John K. Stephens                           28,803                --                66,357               --

Donald L. Unger                            17,500              7,500               20,790             8,910

__________________
(1) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 2000 and (ii) the exercise price of the options.


Employment Agreements

         The Company and Mr. Unger entered into an employment agreement on April 1, 1998 (the "Agreement"). The Agreement was automatically renewed on March 31, 2000 for a one year period, and will automatically renew for successive one year periods thereafter unless expressly terminated by the Company.

         As compensation under the Agreement, Mr. Unger receives a base salary of $130,000. As additional compensation under the Agreement and at the election and in the discretion of the Board of Directors, Mr. Unger may receive a bonus in the form of cash or options to purchase shares of Common Stock. The Agreement permits Mr. Unger to participate in any benefit plans adopted by the Company under the same terms and conditions as other employees of the Company.

         In the event of a change in control of the Company, the Agreement provides that Mr. Unger shall receive a cash payment equal to the greater of (i) the amount of salary due to Mr. Unger for the remainder of the term of the Agreement or (ii) the product of his annual salary and the multiple of the book value per share of Common Stock received by the Company shareholders in connection with such change of control, provided such multiple does not exceed 3.

Certain Relationships and Related Transactions

         Some of the directors and officers of the Company and their families are at present, as in the past, customers of one of the banking subsidiaries of the Company, and have had and expect to have transactions with one or more of the subsidiary banks in the ordinary course of business. In addition, some of the directors and officers of the Company or its subsidiaries are at present, as in the past, also directors and officers of corporations that are customers of the subsidiary banks and that have had or expect to have transactions with the subsidiary banks in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

         As of December 31, 2000, the aggregate amount of loans, direct and indirect, from Marathon and Rockingham to the directors and executive officers of the Company, Marathon and Rockingham, and entities in which they own significant interest, was $4,725,878.

         Marathon also has a lease with Post Office Plaza, L.C., of which Donald
L. Unger, President and Chief Executive Officer and a director of the Company owns 25%. The lease arrangement was approved by the Bureau of Financial Institutions of the Virginia State Corporation Commission and the Federal Reserve Board in regard to establishing a branch at 300 Warren Avenue, Front Royal, Warren County, Virginia. The land lease became effective in July 1993 and converted into a lease for both the land and building thereon in June 1996. The lease expires on June 30, 2016. The rent paid on the lease totaled $49,754 for the year 2000.

         The firm of Litten and Sipe, L.L.P. of which Stephen T. Heitz, a director of the Company, is a partner, rendered legal services to Rockingham in 2000.


                                  PROPOSAL TWO

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Company's Audit Committee, has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Yount, Hyde & Barbour, P.C. audited the financial statements of the Company for the year ended December 31, 2000. A majority of the votes cast by holders of shares of Common Stock is required for the ratification of the appointment of the independent public accountants.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year was $56,643.

Financial Information System Design and Implementation Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to the Company for the fiscal year ended December 31, 2000, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to the Company for the fiscal year ended December 31, 2000 was $54,405.

                             Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                 Audit Committee
                                     Joseph W. Hollis, Chairman
                                     Clifton L. Good
                                     Stephen T. Heitz

                PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 4095 Valley Pike, Winchester, Virginia 22602 no later than November 26, 2001, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2002 annual meeting of shareholders on May 7, 2002.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2002 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2002 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of May 7, 2002 for the 2002 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 8, 2002 and no earlier than February 6, 2002.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters that may come before this meeting. If any matters other than those referred to should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT MAY BE
OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY, PREMIER COMMUNITY BANKSHARES, INC., WHOSE ADDRESS IS 4095 VALLEY PIKE, WINCHESTER, VIRGINIA 22602. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                           By Order of the Board of Directors

                                           /s/ Joseph W. Hollis

                                           Joseph W. Hollis, Secretary

                                                                       Exhibit A

                       PREMIER COMMUNITY BANKSHARES, INC.

                             Audit Committee Charter


STATEMENT OF POLICY
-------------------

         A soundly conceived, effective Audit Committee is essential to the management, operation, and financial reporting process of Premier Community Bankshares, Inc. and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

ORGANIZATION
------------

         Members

         There shall be a committee of the Board of Directors known as the Audit committee. The committee shall be composed of at least three (3) directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

         A brief biography of each committee member's financial and business background will be kept on file at the Company's headquarter office. The biography will include any special training and/or business experience, which would make the member particularly qualified to serve on the Audit Committee.

         At the committee's discretion, management of the Corporation may attend meetings of the Audit Committee, but this attendance will be in a non-voting capacity.

         Committee membership standards will be maintained in accordance with applicable banking laws and regulations.

         Meetings

         The Audit Committee will meet on a quarterly or four (4) times per year basis. The Committee reserves the right to meet at other times as required and/or to meet without members of corporate management, internal audit, or the independent accounting firm.

         Minutes

         Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings, and shall be read and approved at the next meeting of the Company's Board of Directors.

AUTHORITY
---------

         The authority for the Audit Committee is derived from the full Board of Directors of Premier Community Bankshares, Inc.

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) independence and performance of the Company's internal and external auditors.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

RESPONSIBILITIES
----------------

         In  fulfilling  the  stated  role  within  the  framework  of the Audit
Committee's Statement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

         To provide for an internal audit function to serve all subsidiaries of the Corporation in an examining and advisory capacity. To provide for external audits of all corporate subsidiaries by suitable independent accountants.

         To serve as a focal point and reporting outlet for communications among non-committee directors, corporate management, internal auditors, and independent accountants.

         To  assist  the  Board  of  Directors  in   fulfilling   its  fiduciary
         responsibilities for financial reporting and internal accounting and operations control.

         To act as an  agent  for the  Board of  Directors  to help  insure  the independence of internal auditors and independent accountants, the integrity of management, and the adequacy of disclosures to stockholders.

         Specific duties of the Audit Committee, within the noted general responsibilities, will include but not be limited to the following items:

         1. Review and reassess the adequacy of this charter annually and submit it to the Board of Directors for approval.

         2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Review an analysis prepared by management and the independent auditor of the significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

         4. Based on the review and discussions noted in nos. 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

         5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         8.   Approve the fees to be paid to the independent auditor.

         9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

         10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Review the appointment and replacement of the senior internal auditing executive.

         12. Review the significant reports to management prepared by the internal auditing department and management's responses.

[X] PLEASE MARK VOTES                          REVOCABLE PROXY
    AS IN THIS EXAMPLE                 PREMIER COMMUNITY BANKSHARES, INC.
                                                                                                                With-   For All
                                                                                                        For     hold    Except
     Annual Meeting of Shareholders - May 1, 2001           1.  To  elect  as  directors  the  two      [ ]      [ ]      [ ]
                                                                persons  listed as nominees  below
  Proxy Solicited on Behalf of the Board of Directors           for  terms  of  three  years  each
  ---------------------------------------------------           expiring   at  the   2004   annual
                                                                meeting of shareholders.
   The  undersigned  hereby  appoints  Clifton  L. Good,
Stephen  T.  Heitz  and  Wayne  B.  Ruck,   jointly  and        Walter H. Aikens        Paul R. Yoder, Jr.
severally,  proxies,  with full power to act alone,  and
with  full  power  of  substitution,  to  represent  the    (INSTRUCTION:  To  withhold  authority  to vote  for  any  individual
undersigned  and to vote, as  designated  below and upon    nominee, mark "For All Except" and  write that  nominee's name on the
any and all other  matters  that may properly be brought    space provided below.)
before such meeting, all shares of Common Stock that the    _____________________________________________________________________
undersigned  would  be  entitled  to vote at the  Annual                                                For    Against  Abstain
Meeting of Shareholders of Premier Community Bankshares,    2.  To ratify the  appointment  of the      [ ]      [ ]      [ ]
Inc., a Virginia corporation (the "Corporation"),  to be        firm  of  Yount,  Hyde &  Barbour,
held at the  Ramada Inn  located  at 1130  Motel  Drive,        P.C. as  independent  auditors for
Woodstock,  Virginia, on May 1, 2001 at 7:00 p.m., local        the  Corporation  for  the  fiscal
time,  or any  adjournments  thereof,  for the following        year ending December 31, 2001.
purposes:
                                                            3.  In their discretion,  the proxies are authorized to vote upon any other business that may properly come before the meeting,  or any adjournment thereof.


                                                            PLEASE CHECK BOX IF YOU PLAN TO ATTEND  --------------------->[ ]
                                     -------------------    THE MEETING.
  Please be sure to sign and date    |Date             |
    this Proxy in the box below.     |                 |
--------------------------------------------------------      THIS PROXY,  WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
                                                            DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
                                                            PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2
-Stockholder sign above---Co-holder (if any) sign above-

 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
  If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
--------------------------------------------------------------------------------

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